First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data
Exhibit 99.1


                                                                                        2000
                                                     ---------------------------------------------------------------------------
                                                         As of               Third              Second               First
                                                      September 30,         Quarter             Quarter             Quarter
                                                     ----------------   ----------------    ----------------    ----------------
--------------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                     $         2,040,956          2,040,956           1,800,863           1,778,469
Total interest-earning assets                    $         1,882,330          1,882,330           1,677,146           1,657,272
Securities, at amortized cost                    $           488,563            488,563             489,569             553,433
Loans:
    Real estate loans:
      One-to four-family                         $           805,569            805,569             690,811             673,913
      Home equity                                $            45,633             45,633              34,220              32,285
      Multi-family                               $            87,970             87,970              79,372              77,738
      Commercial real-estate                     $           191,137            191,137             158,156             131,112
      Construction                               $            32,655             32,655              24,908              28,794
                                                     ----------------   ----------------    ----------------    ----------------
        Total real estate loans                  $         1,162,964          1,162,964             987,467             943,842
                                                     ----------------   ----------------    ----------------    ----------------

    Consumer loans:
      Mobile home                                $            23,457             23,457              24,351              25,337
      Recreational vehicle                       $            32,657             32,657              26,837              24,765
      Automobile                                 $            66,374             66,374              32,472              25,476
      Personal                                   $            21,689             21,689              15,230              15,349
      Home improvement                           $             7,484              7,484               7,925               7,885
      Guaranteed student                         $            14,283             14,283              14,041              14,483
      Other consumer                             $               995                995                 665                 332
                                                     ----------------   ----------------    ----------------    ----------------
        Total consumer loans                     $           166,939            166,939             121,521             113,627
                                                     ----------------   ----------------    ----------------    ----------------

    Commercial business loans                    $            46,794             46,794              33,013              26,237
Net deferred fees                                $             1,885              1,885               2,938               3,231
                                                     ----------------   ----------------    ----------------    ----------------
        Total loans                              $         1,378,582          1,378,582           1,144,939           1,086,937
Memo items:
    Total loans originated                       $           321,108            133,169             116,358              71,581
    Total loans serviced                         $           153,078            153,078             144,891             138,463

Total interest-bearing liabilities               $         1,705,311          1,705,311           1,498,546           1,476,730

Deposits:
    Interest-bearing deposits                    $         1,373,382          1,373,382           1,185,855           1,162,211
    Noninterest-bearing deposits                 $            53,922             53,922              37,471              38,438
                                                     ----------------   ----------------    ----------------    ----------------
      Total deposits                             $         1,427,304          1,427,304           1,223,326           1,200,649

Short-term borrowings                            $            55,478             55,478              75,180              74,588
Long-term borrowings                             $           276,451            276,451             237,510             239,931
Stockholders' equity                             $           236,021            236,021             228,995             229,947
Fair value adjustment included in
    stockholders' equity                         $            (5,064)            (5,064)             (8,844)             (8,300)
Common shares outstanding:
    Basic                                                     24,638             24,638              24,654              25,014
    Diluted                                                   24,658             24,658              24,686              25,014
Equity to assets                                              11.56%             11.56%              12.72%              12.93%



                                                                                                     1999
                                                         ---------------------------------------------------------------------------
                                                              As of              Fourth              Third              Second
                                                          December 31,           Quarter            Quarter             Quarter
                                                         ----------------    ----------------   ----------------    ----------------

------------------------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                     $             1,711,712           1,711,712          1,680,087           1,633,018
Total interest-earning assets                    $             1,611,313           1,611,313          1,577,171           1,535,963
Securities, at amortized cost                    $               578,546             578,546            609,778             646,155
Loans:
    Real estate loans:
      One-to four-family                         $               609,742             609,742            590,184             533,915
      Home equity                                $                22,499              22,499             20,124              17,873
      Multi-family                               $                74,652              74,652             71,703              72,886
      Commercial real-estate                     $               120,758             120,758            117,230             113,248
      Construction                               $                28,413              28,413             20,453              17,425
                                                         ----------------    ----------------   ----------------    ----------------
        Total real estate loans                  $               856,064             856,064            819,694             755,347
                                                         ----------------    ----------------   ----------------    ----------------
Consumer loans:
      Mobile home                                $                25,957              25,957             25,991              25,559
      Recreational vehicle                       $                23,389              23,389             19,304              16,457
      Automobile                                 $                24,289              24,289             20,419              16,358
      Personal                                   $                15,771              15,771             15,841              15,802
      Home improvement                           $                 7,983               7,983              8,292               7,928
      Guaranteed student                         $                12,564              12,564             12,275              13,522
      Other consumer                             $                   280                 280                384                 296
                                                         ----------------    ----------------   ----------------    ----------------
        Total consumer loans                     $               110,233             110,233            102,506              95,922
                                                         ----------------    ----------------   ----------------    ----------------
    Commercial business loans                    $                24,301              24,301             19,209              13,784
Net deferred fees                                $                 4,892               4,892              5,608               4,938
                                                         ----------------    ----------------   ----------------    ----------------
        Total loans                              $               995,490             995,490            947,017             869,991

Memo items:
    Total loans originated                       $               372,131              90,008             98,692              99,707
    Total loans serviced                         $               124,578             124,578            121,026             142,137

Total interest-bearing liabilities               $             1,413,798           1,413,798          1,367,354           1,327,100

Deposits:
    Interest-bearing deposits                    $             1,078,153           1,078,153          1,067,133           1,055,568
    Noninterest-bearing deposits                 $                35,149              35,149             32,631              32,750
                                                         ----------------    ----------------   ----------------    ----------------
      Total deposits                             $             1,113,302           1,113,302          1,099,764           1,088,318

Short-term borrowings                            $                90,005              90,005             45,461              45,453
Long-term borrowings                             $               245,640             245,640            254,760             226,078
Stockholders' equity                             $               232,616             232,616            235,690             239,509
Fair value adjustment included in
    stockholders' equity                         $                (8,893)             (8,893)            (6,002)             (2,090)
Common shares outstanding:
    Basic                                                         25,658              25,658             25,954              26,404
    Diluted                                                       25,658              25,658             25,954              26,404
Equity to assets                                                  13.59%              13.59%             14.03%              14.67%

                                                 ---------------------
                                                           First
                                                          Quarter
                                                 ---------------------
----------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
----------------------------------------------------------------------
Total assets                                     $          1,591,000
Total interest-earning assets                    $          1,491,837
Securities, at amortized cost                    $            673,521
Loans:
    Real estate loans:
      One-to four-family                         $            477,363
      Home equity                                $             16,255
      Multi-family                               $             73,142
      Commercial real-estate                     $            105,009
      Construction                               $             22,486
                                                      ----------------
        Total real estate loans                  $            694,255
                                                      ----------------

    Consumer loans:
      Mobile home                                $             25,309
      Recreational vehicle                       $             12,981
      Automobile                                 $             11,633
      Personal                                   $             15,349
      Home improvement                           $              7,518
      Guaranteed student                         $             13,967
      Other consumer                             $                324
                                                      ----------------
        Total consumer loans                     $             87,081
                                                      ----------------

    Commercial business loans                    $              7,503
Net deferred fees                                $              4,786
                                                      ----------------
        Total loans                              $            793,625

Memo items:
    Total loans originated                       $             83,724
    Total loans serviced                         $            167,116

Total interest-bearing liabilities               $          1,279,641
Deposits:
    Interest-bearing deposits                    $          1,034,001
    Noninterest-bearing deposits                 $             30,993
                                                      ----------------
      Total deposits                             $          1,064,994

Short-term borrowings                            $             45,446
Long-term borrowings                             $            200,194
Stockholders' equity                             $            249,256
Fair value adjustment included in
    stockholders' equity                         $              2,494
Common shares outstanding:
    Basic                                                      27,241
    Diluted                                                    27,241
Equity to assets                                               15.67%


                                                                                       2000
                                                     ---------------------------------------------------------------------------
                                                      Year-to-Date           Third              Second               First
                                                      September 30,         Quarter             Quarter             Quarter
                                                     ----------------   ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES (4)
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                     $         1,849,166          2,044,237           1,786,630           1,714,486
Total interest-earning assets                    $         1,725,586          1,893,411           1,669,930           1,611,570
Securities, at amortized cost                    $           530,719            511,437             515,954             564,979
Loans  (1)                                       $         1,159,551          1,350,402           1,114,528           1,011,626
Interest-bearing liabilities:
    Savings accounts                             $           321,066            354,858             311,953             296,016
    Interest-bearing checking                    $           384,700            425,986             378,951             348,709
    Certificates of deposits                     $           492,530            577,313             467,648             431,696
    Mortgagors' payments held in escrow          $            14,224             19,671              12,738              10,201
    Other borrowed funds                         $           329,044            341,811             317,183             327,999
                                                     ----------------   ----------------    ----------------    ----------------
      Total interest-bearing liabilities         $         1,541,564          1,719,639           1,488,473           1,414,621

Interest-bearing deposits                        $         1,212,520          1,377,828           1,171,290           1,086,622
Noninterest-bearing deposits                     $            39,199             48,980              35,504              33,005
                                                     ----------------   ----------------    ----------------    ----------------
Total deposits                                   $         1,251,719          1,426,808           1,206,794           1,119,627

Short-term borrowings                            $            88,527             93,565              80,915              91,060
Long-term borrowings                             $           240,517            248,246             236,268             236,939
Stockholders' equity                             $           230,351            233,024             227,192             230,809
Common shares outstanding:
    Basic                                                     24,913             24,632              24,739              25,377
    Diluted                                                   24,923             24,643              24,753              25,377

                                                                                             1999
                                                 ----------------------------------------------------------------------------
                                                  Year-to-Date           Fourth              Third              Second
                                                  December 31,           Quarter            Quarter             Quarter
                                                 ----------------    ----------------   ----------------    ----------------
-----------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES (4)
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                           1,627,049           1,694,707          1,671,065           1,618,039
Total interest-earning assets                          1,526,358           1,584,151          1,580,682           1,518,391
Securities, at amortized cost                            614,174             589,707            627,259             654,224
Loans  (1)                                               869,910             961,904            917,658             826,239
Interest-bearing liabilities:
    Savings accounts                                     302,583             297,622            308,467             307,312
    Interest-bearing checking                            306,628             334,976            320,868             299,028
    Certificates of deposits                             433,168             430,615            423,590             430,283
    Mortgagors' payments held in escrow                   10,834              10,984             15,191              10,528
    Other borrowed funds                                 261,515             314,327            296,739             257,693
                                                 ----------------    ----------------   ----------------    ----------------
      Total interest-bearing liabilities               1,314,728           1,388,524          1,364,855           1,304,844

Interest-bearing deposits                              1,053,213           1,074,197          1,068,116           1,047,151
Noninterest-bearing deposits                              31,921              32,125             31,839              31,511
                                                 ----------------    ----------------   ----------------    ----------------
Total deposits                                         1,085,134           1,106,322          1,099,955           1,078,662

Short-term borrowings                                     41,048              65,844             45,454              45,461
Long-term borrowings                                     220,466             248,483            251,285             212,232
Stockholders' equity                                     245,099             236,380            238,182             248,892
Common shares outstanding:
    Basic                                                 26,744              25,864             26,225              27,026
    Diluted                                               26,744              25,864             26,225              27,026



                                                    ----------------
                                                         First
                                                        Quarter
                                                    ----------------
--------------------------------------------------------------------
SELECTED AVERAGE BALANCES (4)
(Amounts in thousands)
--------------------------------------------------------------------
Total assets                                              1,522,004
Total interest-earning assets                             1,419,779
Securities, at amortized cost                               585,317
Loans  (1)                                                  711,219
Interest-bearing liabilities:
    Savings accounts                                        296,859
    Interest-bearing checking                               270,779
    Certificates of deposits                                448,487
    Mortgagors' payments held in escrow                       8,173
    Other borrowed funds                                    175,386
                                                    ----------------
      Total interest-bearing liabilities                  1,199,684

Interest-bearing deposits                                 1,024,298
Noninterest-bearing deposits                                 30,574
                                                    ----------------
Total deposits                                            1,054,872

Short-term borrowings                                         6,737
Long-term borrowings                                        168,649
Stockholders' equity                                        257,247
Common shares outstanding:
    Basic                                                    27,888
    Diluted                                                  27,888


First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd.)
Exhibit 99.1

                                                                                                   2000
                                                                         -----------------------------------------------------------
                                                                             As of               Third              Second
                                                                          September 30,         Quarter             Quarter
                                                                         ----------------   ----------------    -----------------
------------------------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                                       $           95,205             35,410              30,836
Interest expense                                                      $           52,422             19,936              16,727
                                                                         ----------------   ----------------    ----------------
Net interest income                                                   $           42,783             15,474              14,109
Provision for credit losses                                           $            1,515                544                 554
                                                                         ----------------   ----------------    ----------------
Net interest income after provision                                   $           41,268             14,930              13,555

Noninterest income:
    Bank service charges and fees                                     $            5,103              1,941               1,678
    Loan fees                                                         $            1,248                498                 422
    Insurance services and fees                                       $           12,576              4,244               4,349
    Leasing income                                                    $              943                277                 369
    Bank-owned life insurance earnings                                $            1,500                515                 504
    Annuity and mutual fund commissions                               $            1,096                380                 421
    Net securities gains (losses)                                     $               19                 36                   7
    Premiums from covered-call options                                $              801                211                 308
    Other                                                             $            1,226                601                 275
                                                                         ----------------   ----------------    ----------------
      Total noninterest income                                        $           24,512              8,703               8,333

Noninterest expense:
    Salaries and benefits                                             $           24,510              8,896               8,021
    Occupancy and equipment                                           $            4,054              1,446               1,329
    Technology and communications                                     $            3,939              1,459               1,271
    Marketing and advertising                                         $            2,101                522                 886
    Other                                                             $            6,653              2,434               2,257
                                                                         ----------------   ----------------    ----------------
      Total noninterest expense                                       $           41,257             14,757              13,764

Income before income taxes and goodwill amortization                  $           24,523              8,876               8,124
    Income taxes                                                      $            7,964              2,895               2,653
                                                                         ----------------   ----------------    ----------------
Net income before goodwill amortization                               $           16,559              5,981               5,471
                                                                         ----------------   ----------------    ----------------
    Goodwill amortization                                             $            1,924                864                 609
                                                                         ----------------   ----------------    ----------------
Net income                                                            $           14,635              5,117               4,862
                                                                         ----------------   ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Net income per share:
Cash basis:
    Basic                                                             $             0.66               0.24                0.22
    Diluted                                                           $             0.66               0.24                0.22
GAAP basis:
    Basic                                                             $             0.59               0.21                0.20
    Diluted                                                           $             0.59               0.21                0.20
Cash dividends                                                        $             0.20               0.07                0.07
Dividend payout ratio                                                             34.05%             33.70%              35.62%
Book value                                                            $             9.58               9.58                9.29
Market price (NASDAQ: FNFG):
    High                                                              $            10.38               9.75               10.16
    Low                                                               $             8.25               8.50                9.00
    Close                                                             $             9.25               9.25                9.38
Treasury shares repurchased                                                        1,093                 30                 407
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS (4)
(Annualized)
------------------------------------------------------------------------------------------------------------------------------------
Cash basis:
    Return on average assets                                                       1.20%              1.18%               1.25%
    Return on average equity                                                      10.92%             12.50%              10.91%
GAAP basis:
    Return on average assets                                                       1.06%              1.00%               1.09%
    Return on average equity                                                       8.49%              8.74%               8.61%
Yield on interest-earning assets                                                   7.36%              7.48%               7.39%
Rate on interest-bearing liabilities                                               4.53%              4.60%               4.51%
                                                                         ----------------   ----------------    ----------------
Net interest rate spread                                                           2.83%              2.88%               2.88%

Net interest margin as a percent of
    interest-earning assets                                                        3.30%              3.24%               3.39%

As a percentage of average assets(5):
    Noninterest income (3)                                                         1.80%              1.72%               1.90%
    Noninterest expense (5)                                                        3.03%              2.94%               3.15%
                                                                         ----------------   ----------------    ----------------
    Net overhead                                                                   1.23%              1.22%               1.25%
Efficiency ratio (5)                                                              61.32%             61.13%              61.44%
Efficiency ratio (includes goodwill amortization)                                 64.19%             64.71%              64.07%

                                                                              2000                           1999
                                                                         ----------------   ----------------------------------------
                                                                              First              As of              Fourth
                                                                             Quarter         December 31,           Quarter
                                                                         ----------------   ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                                       $           28,959            107,814              28,401
Interest expense                                                      $           15,759             57,060              15,458
                                                                         ----------------   ----------------    ----------------
Net interest income                                                   $           13,200             50,754              12,943
Provision for credit losses                                           $              417              2,466                 544
                                                                         ----------------   ----------------    ----------------
Net interest income after provision                                   $           12,783             48,288              12,399

Noninterest income:
    Bank service charges and fees                                     $            1,484              4,816               1,292
    Loan fees                                                         $              327              1,684                 390
    Insurance services and fees                                       $            3,982             15,723               3,813
    Leasing income                                                    $              298                  -                   -
    Bank-owned life insurance earnings                                $              482              1,581                 498
    Annuity and mutual fund commissions                               $              295              1,382                 331
    Net securities gains (losses)                                     $              (24)               478                 295
    Premiums from covered-call options                                $              282              1,378                 153
    Other                                                             $              350                646                 118
                                                                         ----------------   ----------------    ----------------
      Total noninterest income                                        $            7,476             27,688               6,890

Noninterest expense:
    Salaries and benefits                                             $            7,593             27,708               7,186
    Occupancy and equipment                                           $            1,279              4,506               1,157
    Technology and communications                                     $            1,208              4,481               1,205
    Marketing and advertising                                         $              693              1,893                 413
    Other                                                             $            1,962              7,561               2,188
                                                                         ----------------   ----------------    ----------------
      Total noninterest expense                                       $           12,735             46,149              12,149

Income before income taxes and goodwill amortization                  $            7,524             29,827               7,140
    Income taxes                                                      $            2,416              9,893               2,317
                                                                         ----------------   ----------------    ----------------
Net income before goodwill amortization                               $            5,108             19,934               4,823
                                                                         ----------------   ----------------    ----------------
    Goodwill amortization                                             $              452              1,494                 374
                                                                         ----------------   ----------------    ----------------
Net income                                                            $            4,656             18,440               4,449
                                                                         ----------------   ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Net income per share:
Cash basis:
    Basic                                                             $             0.20               0.75                0.19
    Diluted                                                           $             0.20               0.75                0.19
GAAP basis:
    Basic                                                             $             0.18               0.69                0.17
    Diluted                                                           $             0.18               0.69                0.17
Cash dividends                                                        $             0.06               0.14  (2)           0.06  (2)
Dividend payout ratio                                                             32.70%             20.30%  (2)         34.88%  (2)
Book value                                                            $             9.19               9.07                9.07
Market price (NASDAQ: FNFG):
    High                                                              $            10.38              11.13               11.00
    Low                                                               $             8.25               9.00               10.13
    Close                                                             $             9.75              10.25               10.25
Treasury shares repurchased                                                          656              3,111                 308
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS (4)
(Annualized)
------------------------------------------------------------------------------------------------------------------------------------
Cash basis:
    Return on average assets                                                       1.21%              1.24%               1.14%
    Return on average equity                                                       9.64%              8.62%               8.59%
GAAP basis:
    Return on average assets                                                       1.09%              1.13%               1.04%
    Return on average equity                                                       8.11%              7.52%               7.47%
Yield on interest-earning assets                                                   7.19%              7.06%               7.17%
Rate on interest-bearing liabilities                                               4.47%              4.34%               4.42%
                                                                         ----------------   ----------------    ----------------
Net interest rate spread                                                           2.72%              2.72%               2.75%

Net interest margin as a percent of
    interest-earning assets                                                        3.29%              3.33%               3.24%

As a percentage of average assets(5):
    Noninterest income (3)                                                         1.78%              1.69%               1.56%
    Noninterest expense (5)                                                        3.02%              2.86%               2.87%
                                                                         ----------------   ----------------    ----------------
    Net overhead                                                                   1.24%              1.17%               1.31%
Efficiency ratio (5)                                                              61.62%             59.19%              62.18%
Efficiency ratio (includes goodwill amortization)                                 63.70%             61.11%              64.10%

                                                                                                  1999
                                                                         ------------------------------------------------------
                                                                              Third             Second               First
                                                                             Quarter            Quarter             Quarter
                                                                         ----------------   ----------------    ---------------
-------------------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
-------------------------------------------------------------------------------------------------------------------------------
Interest income                                                       $           27,893             26,579              24,941
Interest expense                                                      $           14,873             13,852              12,877
                                                                         ----------------   ----------------    ---------------
Net interest income                                                   $           13,020             12,727              12,064
Provision for credit losses                                           $              554                547                 821
                                                                         ----------------   ----------------    ---------------
Net interest income after provision                                   $           12,466             12,180              11,243

Noninterest income:
    Bank service charges and fees                                     $            1,258              1,201               1,065
    Loan fees                                                         $              379                465                 450
    Insurance services and fees                                       $            3,959              3,951               4,000
    Leasing income                                                    $                -                  -                   -
    Bank-owned life insurance earnings                                $              418                335                 330
    Annuity and mutual fund commissions                               $              355                373                 323
    Net securities gains (losses)                                     $                1                  4                 178
    Premiums from covered-call options                                $              428                293                 504
    Other                                                             $              230                228                  70
                                                                         ----------------   ----------------    ---------------
      Total noninterest income                                        $            7,028              6,850               6,920

Noninterest expense:
    Salaries and benefits                                             $            7,234              6,802               6,486
    Occupancy and equipment                                           $            1,105              1,103               1,141
    Technology and communications                                     $            1,131              1,100               1,045
    Marketing and advertising                                         $              461                511                 508
    Other                                                             $            1,825              1,807               1,741
                                                                         ----------------   ----------------    ---------------
      Total noninterest expense                                       $           11,756             11,323              10,921

Income before income taxes and goodwill amortization                  $            7,738              7,707               7,242
    Income taxes                                                      $            2,580              2,633               2,363
                                                                         ----------------   ----------------    ---------------
Net income before goodwill amortization                               $            5,158              5,074               4,879
                                                                         ----------------   ----------------    ---------------
    Goodwill amortization                                             $              372                374                 374
                                                                         ----------------   ----------------    ---------------
Net income                                                            $            4,786              4,700               4,505
                                                                         ----------------   ----------------    ---------------
-------------------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
(Amounts in thousands)
-------------------------------------------------------------------------------------------------------------------------------
Net income per share:
Cash basis:
    Basic                                                             $             0.20               0.19                0.17
    Diluted                                                           $             0.20               0.19                0.17
GAAP basis:
    Basic                                                             $             0.18               0.17                0.16
    Diluted                                                           $             0.18               0.17                0.16
Cash dividends                                                        $                - (2)           0.04                0.04
Dividend payout ratio                                                                  - (2)         23.00%              24.76%
Book value                                                            $             9.08               9.07                9.15
Market price (NASDAQ: FNFG):
    High                                                              $            10.94              10.94               11.13
    Low                                                               $             9.69               9.00                9.25
    Close                                                             $            10.44              10.63               10.00
Treasury shares repurchased                                                          465                850               1,488
-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS (4)
(Annualized)
-------------------------------------------------------------------------------------------------------------------------------
Cash basis:
    Return on average assets                                                       1.24%              1.27%               1.31%
    Return on average equity                                                       9.16%              8.68%               8.10%
GAAP basis:
    Return on average assets                                                       1.14%              1.17%               1.20%
    Return on average equity                                                       7.97%              7.57%               7.10%
Yield on interest-earning assets                                                   7.06%              7.00%               7.03%
Rate on interest-bearing liabilities                                               4.32%              4.26%               4.35%
                                                                         ----------------   ----------------    ---------------
Net interest rate spread                                                           2.74%              2.74%               2.68%

Net interest margin as a percent of
    interest-earning assets                                                        3.27%              3.36%               3.45%

As a percentage of average assets(5):
    Noninterest income (3)                                                         1.68%              1.71%               1.81%
    Noninterest expense (5)                                                        2.81%              2.83%               2.93%
                                                                         ----------------   ----------------    ---------------
    Net overhead                                                                   1.13%              1.12%               1.12%
Efficiency ratio (5)                                                              58.64%             57.85%              58.07%
Efficiency ratio (includes goodwill amortization)                                 60.50%             59.76%              60.06%

First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd.)
Exhibit 99.1


                                                                                            2000
                                                        ---------------------------------------------------------------------------
                                                            As of               Third              Second              First

                                                         September 30,          Quarter             Quarter            Quarter

                                                        ----------------    ----------------    ----------------   ----------------
------------------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL RATIOS
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Tier 1 capital                                                   15.76%              15.76%              19.50%             20.09%
Total capital                                                    16.98%              16.98%              20.68%             21.33%
Leverage capital                                                  9.81%               9.81%              11.99%             12.62%
------------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Non-performing loans:
    One-to four-family                               $            2,536               2,536               1,209              1,325
    Home equity                                      $               47                  47                  17                 54
    Commercial real estate and multi-family          $              551                 551                 487                627
    Consumer                                         $              164                 164                  42                 70
    Commercial business                              $              266                 266                 232                159
                                                        ----------------    ----------------    ----------------   ----------------
      Total non-performing loans                     $            3,564               3,564               1,987              2,235
Other non-performing assets                          $              507                 507                 238                436
                                                        ----------------    ----------------    ----------------   ----------------
Total non-performing assets                          $            4,071               4,071               2,225              2,671
Allowance for credit losses                          $           13,645              13,645              10,991             10,503
Net loan charge-offs                                 $              428                 286                  66                 76
Total non-performing assets as
    percentage of total assets                                    0.20%               0.20%               0.12%              0.15%
Total non-performing loans to total loans                         0.26%               0.26%               0.18%              0.21%
Net charge-offs to average loans                                  0.04%               0.02%               0.01%              0.01%
Allowance for credit losses to total loans                        0.99%               0.99%               0.96%              0.97%
Allowance for credit losses
    to non-performing loans                                     382.85%             382.85%             553.15%            469.93%
------------------------------------------------------------------------------------------------------------------------------------
Personnel FTE                                                    751.00              751.00              671.50             649.50
Number of bank offices                                               25                  25                  22                 22

                                                                                                     1999
                                                        ----------------------------------------------------------------------------
                                                             As of              Fourth               Third              Second
                                                         December 31,           Quarter             Quarter             Quarter
                                                        ----------------    ----------------    ----------------    ----------------
------------------------------------------------------------------------------------------------------------------------------------
RISK-BASED CAPITAL RATIOS
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Tier 1 capital                                                   22.40%              22.40%              22.88%              24.07%
Total capital                                                    23.56%              23.56%              24.00%              25.27%
Leverage capital                                                 13.51%              13.51%              13.71%              14.19%
------------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Non-performing loans:
    One-to four-family                                              974                 974                 926                 895
    Home equity                                                     130                 130                 132                  71
    Commercial real estate and multi-family                         640                 640                 641                 693
    Consumer                                                         33                  33                 145                  76
    Commercial business                                             152                 152                 152                 184
                                                        ----------------    ----------------    ----------------    ----------------
      Total non-performing loans                                  1,929               1,929               1,996               1,919
Other non-performing assets                                       1,073               1,073               1,017               1,039
                                                        ----------------    ----------------    ----------------    ----------------
Total non-performing assets                                       3,002               3,002               3,013               2,958
Allowance for credit losses                                       9,862               9,862               9,526               9,118
Net loan charge-offs                                                614                 208                 146                 159
Total non-performing assets as
    percentage of total assets                                    0.18%               0.18%               0.18%               0.18%
Total non-performing loans to total loans                         0.19%               0.19%               0.21%               0.22%
Net charge-offs to average loans                                  0.07%               0.02%               0.02%               0.02%
Allowance for credit losses to total loans                        0.99%               0.99%               1.01%               1.05%
Allowance for credit losses
    to non-performing loans                                     511.27%             511.27%             477.26%             475.14%
------------------------------------------------------------------------------------------------------------------------------------
Personnel FTE                                                    624.50              624.50              635.00              606.00
Number of bank offices                                               18                  18                  18                  18

                                                        ----------------
                                                             First
                                                            Quarter
                                                        ----------------
------------------------------------------------------------------------
RISK-BASED CAPITAL RATIOS
(Amounts in thousands)
------------------------------------------------------------------------
Tier 1 capital                                                   26.08%
Total capital                                                    27.29%
Leverage capital                                                 15.30%
------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
------------------------------------------------------------------------
Non-performing loans:
    One-to four-family                                            1,162
    Home equity                                                      71
    Commercial real estate and multi-family                         597
    Consumer                                                         57
    Commercial business                                             123
                                                        ----------------
      Total non-performing loans                                  2,010

Other non-performing assets                                         955
                                                        ----------------
Total non-performing assets                                       2,965

Allowance for credit losses                                       8,730
Net loan charge-offs                                                101
Total non-performing assets as
    percentage of total assets                                    0.19%
Total non-performing loans to total loans                         0.26%
Net charge-offs to average loans                                  0.01%
Allowance for credit losses to total loans                        1.10%
Allowance for credit losses
    to non-performing loans                                     434.31%
------------------------------------------------------------------------
Personnel FTE                                                    588.00
Number of bank offices                                               18
----------------------------------------------------

(1) Net of deferred loan fees and expenses, loan discounts and loans-in-process.
(2) In order to coincide with the Company's Board of Director's review of quarterly results, the dividend declaration date for the third quarter of 1999 was scheduled during the fourth quarter of 1999. Correspondingly, the dividend declaration date for the fourth quarter of 1999 was scheduled during the first quarter of 2000. During 1999, three quarterly dividends were declared.
(3)  Excluding net gain/loss on sale of securities available for sale.
(4)  Averages presented are daily averages.
(5)  Excludes the impact of goodwill.